UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 27, 2004

Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-14510	42-1241468
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 767-6492 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits For Certain Property Acquisitions:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses:

For the fiscal year ended June 30, 2004

For the three months ended September 30, 2004 (unaudited)

Notes to Statement of Revenues and Certain Expenses

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004

Unaudited Pro Forma Condensed Consolidated Statements of Income:

For the year ended December 31, 2003

For the nine months ended September 30, 2004

Notes to Pro Forma Condensed Consolidated Financial Statements

Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm dated February 11, 2005

Signatures

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Cedar Shopping Centers, Inc.

We have audited the statement of revenues and certain expenses of the Brickyard Shopping Center (the “Property”) for the fiscal year ended June 30, 2004. The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the Property’s revenues and certain expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the fiscal year ended June 30, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

New York, New York
February 11, 2005

Brickyard Shopping Center
Statement of Revenues and Certain Expenses

	Three months ended September 30,2004	Fiscal year ended June 30, 2004

	(Unaudited)
Revenues:
Base rents	$498,000	$1,988,000
Tenant reimbursements	194,000	730,000
Percentage rents	—	160,000
Other income	1,000	1,000

Total revenues	693,000	2,879,000

Certain expenses:
Real estate taxes	85,000	312,000
Property operating expenses	55,000	446,000
Management fees	13,000	43,000

Total certain expenses	153,000	801,000

Revenues in excess of certain expenses	$540,000	$2,078,000

See accompanying notes to financial statement.

Brickyard Shopping Center
Notes to Statement of Revenues and Certain Expenses
For the fiscal year ended June 30, 2004
For the three months ended September 30, 2004 (unaudited)

1.     Basis of Presentation

          Presented herein is the statement of revenues and certain expenses related to the operation of the Brickyard Shopping Center, located in Berlin, CT (the “Property”). The Property contains approximately 275,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. acquired the Property in December 2004.

          The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Property. Items excluded consist of interest and depreciation and amortization which are not directly related to future operations.

2.     Use of Estimates

          The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.     Revenue Recognition

          The Property is being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of the amounts due pursuant to the underlying leases over the amount recognized was approximately $45,000 for the fiscal year ended June 30, 2004 and $23,000 for the three months ended September 30, 2004 (unaudited).

4.     Property Operating Expenses

          Property operating expenses for the fiscal year ended June 30, 2004 include approximately $45,000 for insurance, $104,000 for snow removal, $49,000 for utilities, $60,000 for repair and maintenance costs, $55,000 for security, $11,000 for professional fees, and $122,000 for other costs.

          Property operating expenses for the three months ended September 30, 2004 (unaudited) include $12,000 for insurance, $3,000 for utilities, $6,000 for repair and maintenance costs, $14,000 for security, $2,000 for professional fees, and $18,000 for other costs.

5.     Management Fees

          The property was managed by a third party management company pursuant to an agreement which provided for management fees of 1.5% of monthly net receipts, as defined.

6.     Significant Tenants

          Significant tenants include Sam’s Club, The Home Depot and Syms, which constituted approximately 97% of base rents for the fiscal year ended June 30, 2004.

7.     Future Minimum Lease Payments

          Future minimum lease payments to be received under non-cancelable operating leases for the years ending June 30 are as follows:

Brickyard Shopping Center
Notes to Statement of Revenues and Certain Expenses
For the fiscal year ended June 30, 2004
For the three months ended September 30, 2004 (unaudited)
(Continued)

2005	$2,109,000
2006	2,017,000
2007	2,020,000
2008	2,022,000
2009	2,030,000
Thereafter	1,779,000

Total	$11,977,000

          The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8.     Interim Unaudited Financial Information

          The statement of revenues and certain expenses for the three months ended September 30, 2004 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2004
(Unaudited)

          The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the “Company”) had (1) acquired the Property, and (2) completed the previously-reported November 1, 2004 acquisition of Franklin Village Plaza, both as of September 30, 2004. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statements of income, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the nine months ended September 30, 2004. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired Brickyard Shopping Center and completed the acquisition of Franklin Village Plaza as of  September 30, 2004, nor does it purport to represent the future financial position of the Company.

	Cedar Shopping Centers, Inc. Historical (a)	Completed Transaction (b)	Acquired Property (c) (d)	Pro forma September 30, 2004

Assets
Real estate
Land	$75,272,000	$14,502,000	$5,642,000	$95,416,000
Buildings and improvements	329,369,000	58,007,000	22,638,000	410,014,000

	404,641,000	72,509,000	28,280,000	505,430,000
Less accumulated depreciation	(13,060,000)	—	—	(13,060,000)

Real estate, net	391,581,000	72,509,000	28,280,000	492,370,000
Cash and cash equivalents	7,093,000	—	—	7,093,000
Cash at joint ventures and restricted cash	6,243,000	127,000	—	6,370,000
Rents and other receivables, net	3,762,000	—	—	3,762,000
Other assets	5,639,000	133,000	43,000	5,815,000
Deferred charges, net	8,599,000	133,000	—	8,732,000

Total Assets	422,917,000	72,902,000	28,323,000	524,142,000

Liabilities and Shareholders’ Equity
Mortgage loans payable	148,602,000	43,500,000	—	192,102,000
Secured revolving credit facility	28,950,000	29,159,000	28,254,000	86,363,000
Accounts payable, accrued expenses, and other	6,843,000	243,000	69,000	7,155,000
Deferred liabilities	19,857,000		—	19,857,000

Total Liabilities	204,252,000	72,902,000	28,323,000	305,477,000

Minority interests	12,201,000	—	—	12,201,000
Limited partners’ interest in consolidated Operating Partnership	4,095,000	—	—	4,095,000
Shareholders’ Equity	202,369,000	—	—	202,369,000

Total Liabilities and Shareholders' Equity	$422,917,000	$72,902,000	$28,323,000	$524,142,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2003
For the nine months ended September 30, 2004
(Unaudited)

          The following unaudited pro forma condensed consolidated statements of income are presented as if the Company had acquired Brickyard Shopping Center, concluded its 2003 public equity offering and related transactions, and acquired the properties it purchased throughout 2003 and 2004, as if all these transactions were completed as of January 1, 2003.  These financial statements should be read in conjunction with the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the nine months ended September 30, 2004. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired Brickyard Shopping Center, concluded its 2003 public offering and related transactions, acquired the properties it purchased throughout 2003 and 2004, all as of January 1, 2003, nor does it purport to represent the results of operations of the Company for future periods.

	For the year ended December 31, 2003

	Cedar Shopping Centers, Inc. Historical (a)	Completed Transactions (b)	Acquired Property (c)	Pro forma Adjustments (d)	Pro forma

Revenues	$26,506,000	$27,331,000	$2,952,000	$138,000	$56,927,000

Expenses:
Operating, maintenance and management	7,190,000	5,236,000	452,000	(44,000)	12,834,000
Real estate and other property-related taxes	2,861,000	2,404,000	338,000	—	5,603,000
General and administrative	3,161,000	15,000	—	—	3,176,000
Interest	9,412,000	5,754,000	—	987,000	16,153,000
Depreciation and amortization	5,023,000	5,192,000	—	566,000	10,781,000
Costs incurred acquiring external advisor	11,960,000	(11,960,000)	—	—	—
Early extenguishment of debt	6,935,000	(6,935,000)	—	—	—
Other	1,893,000	(1,893,000)	—	—	—

Total expenses	48,435,000	(2,187,000)	790,000	1,509,000	48,547,000

Income (loss) before the following:	(21,929,000)	29,518,000	2,162,000	(1,371,000)	8,380,000
Minority interests	(983,000)	135,000	—	—	(848,000)
Limited partners' interest	1,637,000	(1,816,000)	—	(21,000)	(200,000)
Preferred distribution requirements, net of limited partners’ interest	(76,000)	76,000	—	—	—

Net income (loss)	$(21,351,000)	$27,913,000	$2,162,000	$(1,392,000)	$7,332,000

Basic and fully diluted net income (loss) per share	$(7.09)				$2.44

Average number of common shares outstanding	3,010,000				3,010,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2003
For the nine months ended September 30, 2004
(Unaudited)
(Continued)

	Centers, Inc. Historical (a)	Transactions (b)	Property (c)	Adjustments (d)	Pro forma

Revenues	$36,406,000	$6,472,000	$2,168,000	$114,000	$45,160,000

Expenses:
Operating, maintenance and management	7,746,000	1,247,000	374,000	(33,000)	9,334,000
Real estate and other property-related taxes	3,707,000	443,000	241,000	—	4,391,000
General and administrative	2,333,000	—	—	—	2,333,000
Interest	7,561,000	2,979,000	—	740,000	11,280,000
Depreciation and amortization	8,714,000	1,446,000	—	425,000	10,585,000

Total expenses	30,061,000	6,115,000	615,000	1,132,000	37,923,000

Income before the following:	6,345,000	357,000	1,553,000	(1,018,000)	7,237,000
Minority interests	(858,000)	—	—	—	(858,000)
Limited partners’ interest	(147,000)	(9,000)	—	(14,000)	(170,000)
Preferred distribution requirements, net of limited partners’ interest	(886,000)	—	—	—	(886,000)

Net income	$4,454,000	$348,000	$1,553,000	$(1,032,000)	$5,323,000

Basic and fully diluted net income per share	$0.27				$0.32

Average number of common shares outstanding	16,456,000				16,456,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004

(a)	Reflects the Company’s historical balance sheet as of September 30, 2004 (unaudited), as previously filed.

(b)	Reflects the November 1, 2004 acquisition of Franklin Village Plaza.

(c)	Reflects the acquisition of the Brickyard Shopping Center.

(d)
The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of Brickyard Shopping Center’s in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2003

(a)	Reflects the Company’s historical operations for the year ended December 31, 2003, as previously filed.

(b)	Reflects the Company’s 2003 public offering, related transactions, and properties acquired throughout 2003 and 2004, as if all these transactions were completed as of January 1, 2003.

(c)	Reflects the operations of the Brickyard Shopping Center for the year ended December 31, 2003.

(d)
Reflects an increase in revenues (straight-line rents), interest, depreciation and amortization, and limited partners’ interest, and a reduction in operating expenses (management fees), with respect to Brickyard Shopping Center. The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of Brickyard Shopping Center’s in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2004

(a)	Reflects the Company’s historical operations for the nine months ended September 30, 2004 (unaudited), as previously filed.

(b)	Reflects properties acquired during 2004, as if these transactions were completed as of January 1, 2003.

(c)	Reflects the operations of Brickyard Shopping Center for the period from January 1, 2004 through September 30, 2004.

(d)
Reflects an increase in revenues (straight-line rents), interest, depreciation and amortization, and limited partners’ interest, and a reduction in operating expenses (management fees) with respect to Brickyard Shopping Center. The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of Brickyard Shopping Center’s in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ THOMAS J. O’ KEEFFE

Thomas J. O’Keeffe
Chief Financial Officer

Dated: February 23, 2005